UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☒    Preliminary Information Statement
☐    Confidential, for Use of the Commission Only
☐    Definitive Information Statement
☐    Definitive Additional Materials
☐    Soliciting Material, under Ruler 14a-12

SUNGAME CORP.
A Delaware Corporation
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.
☐    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

ITEMS VOTED UPON

● This is an executive summary for convenience purposes only.  Full descriptions and explanations are more fully detailed herein.

Item	Notes
Name Change to FREEVI Corp.
Since the merger with Freevi Corp., management has discovered that the brand FREEVI has had and retained significant goodwill and recognition, that surpasses the goodwill and brand recognition of Sungame Corp. Therefore, since FREEVI is now a integral component of Sungame, Sungame Corp. should change its name to FREEVI to capture that goodwill and brand recognition.

Reaffirm Prior Acts	The Company requests the review and ratification of prior acts during the past year, 2011.
Confirm the appointment of our auditors	We would like to approve and confirm the appointment of our auditors, Ronald R. Chadwick, P.C. for the prior year and the coming year 2012.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2012

NOTICE

Our Annual Meeting of Shareholders will be held:

Date:              Wednesday, April 11, 2012
Time:             9:00 a.m., Pacific Time
Location:       3901 West Tompkins Avenue, Las Vegas, Nevada 89103

PURPOSE

•	To change the name of Sungame Corp. to Freevi Corp.

•
To approve the appointment by the Audit Committee of our Board of Directors of Ronald R. Chadwick, P.C. to be our independent registered certified public accounting firm for the year ending December 31, 2012;

•	To review Sungame’s annual accounts prepared in accordance with GAAP (for the year ended December 31, 2011;

•	To transact such other business as may properly come before the meeting and any adjournment of the meeting.

Item 1.    Date, Time, and Place Information.

The Shareholders meeting will take place on Wednesday, April 11, 2012 at the Offices of Sungame Corp., located at 3901 West Tompkins Avenue, Las Vegas, Nevada 89103 at 9:00 AM Pacific time.

Item 2.    Revocability of Proxy.

Your proxy may be used only at the Annual Meeting of Shareholders and any adjournment of this meeting and will not be used for any other meeting. You have the power to revoke your proxy at any time before it is exercised by the following methods: i) sending a signed writing to the corporate secretary, Raj Ponniah, located at 3901 West Tompkins Avenue, Las Vegas, Nevada 89103; ii) submitting a properly executed proxy bearing a later date; or iii) appearing at the Annual Meeting of Shareholders and giving the Corporate Secretary notice of your intention to vote in person.

Item 3.    Dissenters' right of appraisal.

Pursuant to Delaware General Corporations Law, §262, b) 1) i), any party seeking appraisal, or dissenters, shall have no rights for a corporation listed on a national exchange.

Item 4.    Persons Making the Solicitation.

Sungame is making this proxy request.

Item 5.     Interest of Certain Persons in Matters to Be Acted Upon.

This proxy is being solicited upon the request of Sungame, with management and Board endorsement. The Board and executive management of Sungame are:

Name	Position
Chandran, Neil	President
Goss, Ranulf	Retired From the Board of Directors, Monday 26 September 2011.
Ponniah, Raj	Corporate Secretary, Board of Director
Robert, Guy	Chief Development Officer, Chairman of the Board of Directors
Segal, Michael	Retired from the Board of Directors, Wednesday, 3 November 2010

Item 6. Voting Securities and Principal Holders Thereof
As of 19 March 2012, there was one outstanding class of shares, the common voting shares. There were 177,575,014 outstanding shares, making an affirmative vote of 88,787,507 +1.

Holder	Amount of Shares	Percent of Class
Chandran Holdings Media, Inc.1	165,000,000	92.92%
Total	165,575,014	92.92%
No cumulative voting is authorized or issued.
________________________
1 The Chandran Media Holdings, Inc. shares were issued as compensation for the licensing agreement, licensing the major software applications for Sungame. The physical shares are being held in escrow, and the shares will be retitled into a trust for the benefit of the constituent Chandran Media Holdings, Inc. holders. Neil Chandran, the president of Sungame, maintains voting authority while the shares are in the trust, but retains only a pro rata pecuniary interest in the trust.

Item 7.   Directors and Executive Officers

Total Majority and Insider holders (1)
As of 19 March 2012
Name	Position	Age	Shares	Percent
Chandran, Neil (2), (3)	President, CEO, CFO	X	165,000,000 VOTING POWER ONLY	92.92%
Ponniah, Raj (3)	Chief Operating Officer and Director (’14)	X	2,000,000	1.1263%
Njau, Jessey, (3)	Director of Internet Technology	X	1,000,000	0.5631%
Cran, Owen, (3)	Comptroller	X	1,000,000	0.5631%
Vastakis, Paul	Manager, Toronto Operations		500,000	0.28155
Roberts, Guy (3)	Chief Development Officer, Director (’13)	X	95,000	0.0535%
Total			169,595,00	95.51%

(1)   Unless otherwise stated above, the address of beneficial owner is c/o SunGame Corporation, 501 Silverside Road, Suite 105, Wilmington, DE 19809.
(2)   Beneficial ownership of each person is shown as calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, which includes all securities that the person, directly, or indirectly through an contract, arrangement, understanding, relationship or otherwise has or shares voting power which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose, or direct the disposition of such security.
(3)   Certain officers are due and will be due, under varying contractual provisions, common voting shares which have not yet been issued. These shares may materially alter the ownership percentages currently issued to insiders. Currently, these persons do not have the power to dispose of vote these future shares; although some of the shares may be vested already.

Item 8.    Compensation of Directors and Executive Officers.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash [1]	Stock Awards [1]	Option Awards [1]	Non-Equity Incentive Plan Compensation [1]	Change in Pension Value and Nonqualified Deferred Compensation Earnings [1]	All Other Compensation [1]	Total
Guy Robert	0	0	0	0	0	0	0
Raj, Ponniah	0	0	0	0	0	0	0

[1]  All Directors are not compensated for their services as Directors, at this time, for their services as Directors. The personnel are compensated for their services as officers of Sungame; as distinguished from their services as Directors.

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the year ended December 31, 2011 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Guy Robert, CDO & Director (1)	2011	$60,000	0	0	0	0	0	0	0
Raj, Ponniah, COO & Director	2011	$38,559	0	0	0	0	0	0	0
Neil Chandran, Pres.	2011	$23,700	0	0	0	0	0	0	0

(1)  Mr. Robert does not receive a salary for his services from SunGame.  Mr. Robert is an employed as an executive officer of the Company by Adversor, Inc., a majority shareholder of the Company. Mr. Robert owns 49% of Adversor, Inc. and receives 49% of any dividends paid by Adversor as compensation for his services. Mr. Robert does not have an employment agreement with Adversor. Mr. Robert's dividend payments by Adversor are shown as other compensation in the above table.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Guy Robert	0	0	0	0	0	0	0	0	0
Raj Ponniah	0	0	0	0	0	0	0	0	0
Neil Chandran	0	0	0	0	0	0	0	0	0
Jessey Njau	0	0	0	0	0	0	0	0	0
Owen Cran	0	0	0	0	0	0	0	0	0

Director Compensation

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Guy Robert(1)	0	0	0	0	0	0	0
Raj, Ponniah	0	0	0	0	0	0	0

(1)    Mr. Robert does not receive a salary for his services from SunGame.  Mr. Robert is an employed as an executive officer of the Company by Adversor, Inc., a majority shareholder of the Company.  Adversor, Inc. compensates Mr. Robert for his services. Mr. Robert is an owner of Adversor, Inc.

Our directors do not receive compensation for their attendance at meetings of the board of directors.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

It is possible that situations may arise in the future where the personal interests of the officers and directors may conflict with our interests. Such conflicts could include determining what portion of their working time will be spent on our business and what portion on other business interest. To the best ability and in the best judgment of our officers and directors, any conflicts of interest between us and the personal interests of our officers and directors will be resolved in a fair manner which will protect our interests. Any transactions between us and entities affiliated with our officers and directors will be on terms which are fair and equitable to us. Our Board of Directors intends to continually review all corporate opportunities to further attempt to safeguard against conflicts of interest between their business interests and our interests.

Item 9. Independent Public Accountants.

Ronald R. Chadwick, P.C. is our appointed accountant, and Ronald R. Chadwick, P.C. is being voted on for election, approval and ratification as our public accountant for the upcoming year 2012. Ronald R. Chadwick, P.C. completed the annual audit for the year 2011. Representatives from Ronald R. Chadwick, P.C. are not expected to be in attendance at the annual shareholders meeting and no statement is expected from them.

Fees Charged by Chadwick & other tax accountants 2
Audit Fees		Audit Related Fees		Tax Fees		All other fees
2010	2011	2010	2011	2010	2011	2010	2011
$3,720	$9,220	-0-	-0-	$750	$650	-0-	-0-

____________
2   All amounts shown are on a consolidated basis, or pro forma consolidated basis, respectively [e.g. merger activity]; Ronald R. Chadwick, P.C. composes the audit fees, and the remainder were distributed amongst several other accounting entities.

Item 10.   Compensation Plans.

Sungame has no group compensation plan(s) at this juncture. However, Sungame reserves all to compensation adjustment and implementation of a group plan; which will be duly processed. For all other individual compensation please see above.

Item 11. Authorization or Issuance of Securities Otherwise than for Exchange.

300,000 shares were issued to Marshal Shichtman, Esq., our securities counsel, as a gratuity for services rendered with distinction.

Item 12. Modification or Exchange of Securities.

No Class(es) of securities have been modified, or are planned on being modified at this time.

Item 13. Financial and Other Information.

Financial Statements from Sungame’s 10K, dated 31 December 2011, are hereby incorporated by reference.

Item 14 Mergers, Consolidations, Acquisitions and Similar Matters.

None.

Item 15. Acquisition or Disposition of Property.

None.

Item 16. Restatement of Accounts.

None.

Item 17. Action with respect to Reports.

None.

Item 18. Matters not Required to be Submitted.

None.

Item 19. Amendment of Charter, Bylaws or Other Documents.

None.

Item 20. Other Proposed Action.

None.

Item 21. Voting Procedures.

Our Board of Directors has fixed March 19, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.

 Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting of Shareholders.

You may fill out the attached proxy card and mail it to the return address listed on the proxy card in self-address stamped envelope provided to you. All proxies must be RECEIVED on or before, but no later than Tuesday, 10 April 2012.

General Information

We have made this proxy statement available to you on or about March 31st, 2012 as a holder of common stock of Sungame because our Board of Directors is soliciting your proxy to be used at our Annual Meeting of Shareholders and at any adjournment of this meeting. The Annual Meeting of Shareholders will be held at our offices located at 3901 West Tompkins Avenue, Las Vegas, Nevada 89103  on Wednesday, April 11, 2012, at 9:00 a.m., Pacific Time for the purposes listed in the Notice of Annual Meeting of Shareholders.

How a Proxy Works

If you properly complete, sign and return your proxy to Sungame Corp. (“Sungame” or the “Company”) and do not revoke it prior to its use, it will be voted in accordance with your instructions. If no contrary instructions are given, other than as discussed below with respect to broker “non-votes”, each proxy received will be voted for each of the nominees for Director; for approval of the appointment of Ronald R. Chadwick, P.C. to be our independent registered certified public accounting firm for 2012; for approval of a name change FROM Sungame Corp. TO Freevi Corp.; for approval of prior for the year ended December 31, 2011; and with regard to any other business that properly comes before the meeting in accordance with the best judgment of the persons appointed as proxies.

Who May Vote

You are entitled to vote at the Annual Meeting of Shareholders or any adjournment of the Annual Meeting of Shareholders if you are a holder of record of our common stock at the close of business on March 19, 2012. At the close of business on March 19, 2012, there were 177,575,014 shares of common stock issued, outstanding and able to be voted and no other class of equity securities outstanding. Each share of our common stock is entitled to one (1) vote at the Annual Meeting of Shareholders on all matters properly presented. Abstentions and broker “non-votes” will be treated as present for purposes of a quorum.

Quorum and Voting Information

The presence at the Annual Meeting of Shareholders of a majority of the votes of our common stock entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting of Shareholders.

Abstentions will not be counted in determining the votes cast in connection with the foregoing matters. A broker “non-vote” occurs when a shareholder has not provided voting instructions to the broker on a non-routine item. Other than with respect to the approval of our independent registered accounting firm, in the event of a broker non-vote, brokers may not vote on behalf of their clients on the above proposals.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you. You will receive a Notice of Internet Availability of Proxy Materials that will tell you how to access our proxy materials and vote your shares via the Internet. It also will tell you how to request a paper or e-mail copy of our proxy material. Please contact your bank or brokerage firm for further information.

Item 22.  Information Required in Investment Company Proxy Statement.
N/A

Item 23. Delivery of documents to security holders sharing an address.

Only one Notice of Internet Availability of Proxy Materials is being delivered to multiple security holders sharing an address unless the registrant has received contrary instructions from one or more of the security holders; Sungame undertakes to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials to a security holder at a shared address to which a single copy of the documents was delivered.   Security holders can notify the registrant that the security holder wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials, by written notification to the law offices of Marshal Shichtman & Associates, P.C., 1 Old Country Road, Suite 360, Carle Place, New York 11514, (516) 741-5222.

Sungame Corp.

/s/     Neil Chandan
By:   Neil Chandran, President

PROXY CARD

This Proxy is solicited by the Board of Directors and the management of Sungame Corp. This Proxy confers the authority to vote each proposal listed as indicated. If no choice is selected, the Proxy will be voted FOR all items selected. You may mail this proxy to us at:

SUNGAME CORP.
3091 W. Tompkins Ave.
Las Vegas NV 89103

Failure to fill out this Proxy in full may make the proxy null and void. Management recommends voting FOR all items.

You also may appear in person at the annual shareholder meeting, located at 3901 W. Tompkins Ave., Las Vegas NV 89103, on Wednesday, 11 April 2012 at 9: 00 am.

My name is __________________________________, and my address of record is _____________________________________________________________________. I am the shareholder of ________________ shares of the common voting stock of Sungame Corp. I hereby vote the following:

VOTE HERE
ITEM	FOR	AGAINST
Name change TO FREEVI CORP.
Reaffirm Prior acts of 2011
Confirm the appointment of our auditors

__________________________________________
Signature

__________________________________________
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